EXHIBIT 32

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report on Form 10-KSB of Biomoda, Inc., ("the Company") for the year ending December 31, 2004 as filed with the Securities Exchange Commission on the date hereof ("the Report"), the undersigned Chief Executive Officer of the Company hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

      1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 31, 2005

                                            BY:/s/ JOHN J. COUSINS
                                               ---------------------------------
                                               John J. Cousins
                                               Executive Vice President
                                               (Principal Executive Officer)